Supplement Dated October 19, 2001

To the Government Assets and Income Fund Prospectus for

VINTAGE MUTUAL FUNDS, INC.

Dated JULY 27, 2001

Effective October 19, 2001, the Vintage Income Fund ceased offering its shares to the public. The Vintage Income Fund was combined with the Vintage Bond Fund, a separate series of the Vintage Funds. The Vintage Bond Fund is offered by another prospectus. Please visit www.VintageFunds.com or call 800-438-6375 to obtain a prospectus.